UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Ocean Partners Facility Draw

On September 16, 2026, the Company drew US$4.0 million under its Prepayment Agreement (the “Prepayment Agreement”) by and among the Company, SV Borrower and Ocean Partners UK Limited (“Ocean Partners”) pursuant to which Ocean Partners agreed to provide the Company with a concentrate prepayment facility of up to US$10.0 million (the “Ocean Partners Facility”). This is the second draw under the Ocean Partners Facility bringing the outstanding principal to US$8.0 million. The proceeds from the drawdown will be used for working capital at the Bunker Hill Mine in Idaho.

As previously disclosed in the Company’s Form 8-K as filed on August 25, 2026, the amounts outstanding under the Ocean Partners Facility bear interest at a rate equal to 7.0% per annum plus the three-month secured overnight financing rate as published by the CME Group, representing the forward-looking cost of borrowing cash overnight collateralized by U.S. Treasury securities, as determined based on actual transactions in the repurchase agreement market. Interest accrues daily and is payable monthly in arrears on the first business day of the next month. During an event of default, the applicable interest rate increases by an additional 3.0% per annum computed on the basis of a 360 day year. Interest is payable at the option of the Borrower by either (i) setoff against any payments owed against concentrates or (ii) in cash.

The foregoing description of the material terms of the Ocean Partners Facility is qualified in its entirety by reference to the Prepayment Agreement, dated August 20, 2026, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on August 25, 2026 and the description of the Ocean Partners Facility contained in the Company’s Form 8-K as filed on August 25, 2026, which is incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUNKER HILL MINING CORP.

DATE: September 18, 2026	By:	/s/ Sam Ash
Sam Ash
President and Chief Executive Officer